UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: January 3, 2005

(Date of earliest event reported)

E Med Future, Inc.

(Exact name of registrant as specified in its charter)

Nevada	033-55254-36	87-0485314
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

794 Morrison Road, Suite 911 Columbus, Ohio	43230
(Address of principal executive offices)	(Zip Code)

(877) 855-1319

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officer

On January 3, 2005, Robert J. Ochsendorf resigned as President and Chief Executive Officer of E Med Future, Inc. (“E Med”) for personal and health reasons. D. Dane Donohue, previously E Med’s Executive Vice President, was immediately appointed as E Med’s new President and Chief Executive Officer. Mr. Ochsendorf remains a director of E Med.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E MED FUTURE, INC.

By:	/s/ D. Dane Donohue
D. Dane Donohue, President and Chief Executive Officer

Date: January 6, 2005

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